UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 23, 2026

Martin Marietta Materials, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 Parklake Avenue, Raleigh, North Carolina	27612
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	New York Stock Exchange

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On February 23, 2026, pursuant to the Equity and Asset Exchange Agreement, dated as of August 3, 2025 (the “Exchange Agreement”), by and between Martin Marietta Materials, Inc., a North Carolina corporation (“Martin Marietta”), and Quikrete Holdings, Inc., a Delaware corporation (“Quikrete”), (a) Martin Marietta transferred to Quikrete Martin Marietta’s assets primarily related to its cement and ready-mix concrete operations at its Midlothian cement plant and North Texas ready-mix concrete sites and certain nonoperating land, and (b) in exchange, Quikrete transferred to Martin Marietta Quikrete’s assets primarily related to its aggregates operations in Virginia, Missouri, Kansas and Vancouver, British Columbia along with $450 million in cash (the “Transaction”).

The foregoing description of the Exchange Agreement in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement, a copy of which was attached as Exhibit 2.1 to Martin Marietta’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 7, 2025 and is incorporated herein by reference.

ITEM 7.01 –  REGULATION FD DISCLOSURE

On February 23, 2026, Martin Marietta issued a press release announcing that the Transaction had been completed (the “Press Release”) and released an investor presentation in connection with the completion of the Transaction  (the “Presentation”). Copies of the Press Release and Presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this report and are incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Concerning Forward-Looking Statements

This report contains forward-looking statements within the meaning of federal securities law. Statements and assumptions on future revenues, income and cash flows, performance and economic trends, are examples of forward-looking statements. Numerous factors could affect Martin Marietta’s forward-looking statements and actual performance.

Investors are cautioned that all forward-looking statements involve risks and uncertainties, and are based on assumptions that Martin Marietta believes in good faith are reasonable at the time the statements are made, but which may be materially different from actual results. Investors can identify these statements by the fact that they do not relate only to historical or current facts. The words “may”, “will”, “could”, “should”, “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “outlook”, “plan”, “project”, “scheduled” and other words of similar meaning in connection with future events or future operating or financial performance are intended to identify forward-looking statements. Any or all of Martin Marietta’s forward-looking statements in this report and in other publications may turn out to be wrong.

Statements regarding the Transaction contain forward-looking statements that are based on current expectations and assumptions and are subject to risks and uncertainties. Actual results may differ materially from those expressed or implied due to various factors including, but not limited to: transaction costs, integration challenges, market conditions, and other risks described in Martin Marietta’s SEC filings.

You should consider these forward-looking statements in light of risk factors discussed in Martin Marietta’s Annual Report on Form 10-K for the year ended December 31, 2025, and other periodic filings made with the SEC. In addition, other risks and uncertainties not presently known to Martin Marietta or that it considers immaterial could affect the accuracy of its forward-looking statements, or adversely affect or be material to Martin Marietta. Martin Marietta assumes no obligation to update any such forward-looking statements.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
2.1*
Equity and Asset Exchange Agreement, dated as of August 3, 2025, by and between Martin Marietta Materials, Inc. and Quikrete Holdings, Inc. (incorporated by reference to Exhibit 2.1 of Martin Marietta Materials, Inc.’s Current Report on Form 8-K filed with the SEC on August 7, 2025).

99.1	Press Release dated February 23, 2026.
99.2	Investor Presentation, dated February 23, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Martin Marietta hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.,

Date: February 23, 2026	By:	/s/ Sara W. Brown
		Name:	Sara W. Brown
		Title:	Deputy General Counsel and Assistant Corporate Secretary